SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 17, 2004

(Date of earliest event reported)

VYYO INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30189	94-3241270
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4015 Miranda Avenue, First Floor Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 319-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 17, 2004, Vyyo Inc. entered into an agreement to acquire Xtend Networks Ltd. and issued a press release regarding the agreement. A copy of the press release is furnished as Exhibit 99.1 to this current report.

ITEM 7. EXHIBITS

Exhibit Number	Description
99.1	Press Release of Vyyo Inc. dated May 17, 2004, furnished in accordance with Item 5 of this current report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VYYO INC.

Date: May 17, 2004	By:	/s/ Arik Levi
Arik Levi,
Chief Financial Officer

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